Exhibit 99.3

THIRD QUARTER 2014

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; our ability to maintain relationships with automotive dealers; our ability to realize the anticipated benefits associated with being a financial holding company, and the significant regulation and restrictions that we are subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

3Q 2014 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

3Q 2014 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Net financing revenue (ex. OID)	$936	$912	$865	$841	$801	$24	$135
Total other revenue (ex. OID)	375	372	321	325	371	3	4
Total net revenue (ex. OID)	1,311	1,284	1,186	1,166	1,172	27	139
Provision for loan losses	102	63	137	140	141	39	(39)
Controllable expenses (1)	469	455	490	526	494	14	(25)
Other noninterest expenses	273	366	223	358	268	(93)	5
Core pre-tax income (2)	$467	$400	$336	$142	$269	$67	$198
Core OID amortization expense (3)	47	53	44	67	64	(6)	(17)
Income tax (benefit) expense	127	64	94	(4)	28	63	99
Income (loss) from discontinued operations	130	40	29	25	(86)	90	216
Net income	$423	$323	$227	$104	$91	$100	$332
Preferred stock dividends	67	65	68	448	200	2	(133)
Net income (loss) available to common shareholders	$356	$258	$159	$(344)	$(109)	$98	$465

Selected Balance Sheet Data (Period-End)
Total assets	$149,195	$149,937	$148,452	$151,167	$150,556	$(742)	$(1,361)
Consumer loans	66,270	65,961	64,913	64,861	65,222	309	1,048
Commercial loans	33,248	34,817	34,711	35,467	30,059	(1,569)	3,189
Assets of discontinued operations held-for-sale	603	574	541	516	5,913	29	(5,310)
Allowance for loan losses	(1,113)	(1,171)	(1,192)	(1,208)	(1,198)	58	85
Deposits	56,851	56,091	55,367	53,350	52,031	760	4,820
Common equity (4)	13,935	13,623	13,204	12,953	12,121	312	1,814
Total equity	15,190	14,878	14,459	14,208	19,061	312	(3,871)

Common Share Count
Weighted average basic (5)	481,611	481,350	479,768	442,863	412,601	261	69,010
Weighted average diluted (5)(6)	482,506	482,343	479,768	442,863	412,601	163	69,905
Issued shares outstanding (period-end)	479,818	479,773	479,768	479,768	412,601	45	67,217

Per Common Share Data
Earnings per share (basic) (5)	$0.74	$0.54	$0.33	$(0.78)	$(0.27)	$0.20	$1.01
Earnings per share (diluted) (5)(6)	0.74	0.54	0.33	(0.78)	(0.27)	0.20	1.00
Adjusted earnings per share	0.53	0.42	0.34	(0.14)	0.05	0.11	0.48
Book value per share	29.04	28.39	27.52	27.00	29.38	0.65	(0.33)
Tangible book value per share	28.99	28.34	27.46	26.94	28.92	0.65	0.06

Select Financial Ratios
Net interest margin (7)	2.7%	2.6%	2.5%	2.4%	2.3%
Adjusted efficiency ratio (8)	49%	49%	55%	73%	59%
Return on average assets (9)	1.1%	0.9%	0.6%	0.3%	0.2%
Return on average total equity (9)	11.2%	8.8%	6.4%	2.5%	1.9%
Return on average tangible common equity (9)	10.3%	7.7%	4.9%	n/m	n/m
Core ROTCE (8)(9)	9.1%	8.4%	6.5%	1.8%	5.4%

Capital Ratios
Tier 1 capital ratio	12.7%	12.3%	12.1%	11.8%	15.4%
Tier 1 common capital ratio (10)	9.7%	9.4%	9.1%	8.8%	7.9%
Total risk-based capital ratio	13.5%	13.2%	13.0%	12.8%	16.4%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances.

(4) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that have vested but not yet been issued as of September 30 and June 30, 2014

(6) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended September 30 and December 31 2013, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the three months ended September 30, and December 31 2013, respectively

(7) Continuing operations only. Excludes OID amortization expense

(8) For more details refer to page 22

(9) Return metrics are annualized

(10) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

3Q 2014 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,114	$1,124	$1,107	$1,136	$1,119	$(10)	$(5)
Interest on loans held-for-sale	-	1	-	1	-	(1)	-
Interest and dividends on available-for-sale investment securities	94	93	95	96	85	1	9
Interest-bearing cash	2	1	3	2	3	1	(1)
Operating leases	899	884	870	855	832	15	67
Total financing revenue and other interest income	2,109	2,103	2,075	2,090	2,039	6	70
Interest expense
Interest on deposits	166	166	163	165	163	-	3
Interest on short-term borrowings	12	13	15	16	15	(1)	(3)
Interest on long-term debt	493	549	534	589	609	(56)	(116)
Total interest expense	671	728	712	770	787	(57)	(116)
Depreciation expense on operating lease assets	549	509	542	546	515	40	34
Net financing revenue	889	866	821	774	737	23	152
Other revenue
Servicing fees	6	7	9	12	13	(1)	(7)
Insurance premiums and service revenue earned	246	249	241	244	251	(3)	(5)
Gain on mortgage and automotive loans, net	-	6	-	3	15	(6)	(15)
Loss on extinguishment of debt	-	(7)	(39)	(17)	(42)	7	42
Other gain on investments, net	45	41	43	24	41	4	4
Other income, net of losses	78	69	67	59	93	9	(15)
Total other revenue	375	365	321	325	371	10	4
Total net revenue	1,264	1,231	1,142	1,099	1,108	33	156
Provision for loan losses	102	63	137	140	141	39	(39)
Noninterest expense
Compensation and benefits expense	241	215	254	237	245	26	(4)
Insurance losses and loss adjustment expenses	97	188	68	59	85	(91)	12
Other operating expenses	404	418	391	588	432	(14)	(28)
Total noninterest expense	742	821	713	884	762	(79)	(20)
Income (loss) from continuing operations before income tax expense	420	347	292	75	205	73	215
Income tax (benefit) expense from continuing operations	127	64	94	(4)	28	63	99
Net income from continuing operations	293	283	198	79	177	10	116
Income (loss) from discontinued operations, net of tax	130	40	29	25	(86)	90	216
Net income (loss)	$423	$323	$227	$104	$91	$100	$332

(1) Includes other interest income, net

3Q 2014 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2014	9/30/2013
Cash and cash equivalents
Noninterest-bearing	$1,318	$1,373	$1,342	$1,315	$1,063	$(55)	$255
Interest-bearing	4,381	4,404	4,551	4,216	5,486	(23)	(1,105)
Total cash and cash equivalents	5,699	5,777	5,893	5,531	6,549	(78)	(850)
Investment securities	16,714	16,748	16,327	17,083	17,967	(34)	(1,253)
Loans held-for-sale, net	3	3	43	35	82	-	(79)
Finance receivables and loans, net
Finance receivables and loans, net	99,518	100,778	99,624	100,328	95,281	(1,260)	4,237
Allowance for loan losses	(1,113)	(1,171)	(1,192)	(1,208)	(1,198)	58	85
Total finance receivables and loans, net	98,405	99,607	98,432	99,120	94,083	(1,202)	4,322
Investment in operating leases, net	19,341	18,814	18,187	17,680	17,254	527	2,087
Premiums receivables and other insurance assets	1,678	1,656	1,639	1,613	1,649	22	29
Other assets	6,752	6,758	7,390	9,589	7,059	(6)	(307)
Assets of operations held-for-sale	603	574	541	516	5,913	29	(5,310)
Total assets	$149,195	$149,937	$148,452	$151,167	$150,556	$(742)	$(1,361)

Liabilities
Deposit liabilities
Noninterest-bearing	$73	$75	$71	$60	$66	$(2)	$7
Interest-bearing	56,778	56,016	55,296	53,290	51,965	762	4,813
Total deposit liabilities	56,851	56,091	55,367	53,350	52,031	760	4,820
Short-term borrowings	5,255	6,369	5,163	8,545	6,015	(1,114)	(760)
Long-term debt	67,299	67,913	68,295	69,465	60,701	(614)	6,598
Interest payable	542	528	893	888	978	14	(436)
Unearned insurance premiums and service revenue	2,369	2,349	2,312	2,314	2,332	20	37
Accrued expense and other liabilities	1,689	1,809	1,963	2,397	4,836	(120)	(3,147)
Liabilities of operations held-for-sale	-	-	-	-	4,602	-	(4,602)
Total liabilities	$134,005	$135,059	$133,993	$136,959	$131,495	$(1,054)	$2,510

Equity
Common stock and paid-in capital	$21,022	$21,011	$20,939	$20,939	$19,669	$11	$1,353
Mandatorily convertible preferred stock held by U.S. Department of Treasury	-	-	-	-	5,685	-	(5,685)
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(6,937)	(7,293)	(7,551)	(7,710)	(7,365)	356	428
Accumulated other comprehensive (loss) income	(150)	(95)	(184)	(276)	(183)	(55)	33
Total equity	15,190	14,878	14,459	14,208	19,061	312	(3,871)
Total liabilities and equity	$149,195	$149,937	$148,452	$151,167	$150,556	$(742)	$(1,361)

3Q 2014 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Assets	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2014	9/30/2013
Interest-bearing cash and cash equivalents	$3,867	$3,863	$5,304	$5,908	$7,150	$4	$(3,283)
Investment securities	16,182	15,578	15,714	16,522	15,724	604	458
Loans held-for-sale, net	3	26	11	39	67	(23)	(64)
Total finance receivables and loans, net (2)	100,089	100,159	99,048	98,253	94,999	(70)	5,090
Investment in operating leases, net	19,114	18,544	17,998	17,514	16,744	570	2,370
Total interest earning assets	139,255	138,170	138,075	138,236	134,684	1,085	4,571
Noninterest-bearing cash and cash equivalents	1,688	1,550	1,441	1,319	1,546	138	142
Other assets (3)	10,323	11,306	11,888	11,268	15,463	(983)	(5,140)
Allowance for loan losses	(1,174)	(1,201)	(1,206)	(1,205)	(1,197)	27	23
Total assets	$150,092	$149,825	$150,198	$149,618	$150,496	$267	$(404)

Liabilities
Interest-bearing deposit liabilities	$56,301	$55,556	$54,203	$52,298	$50,886	$745	$5,415
Short-term borrowings	6,187	6,149	6,643	6,268	4,505	38	1,682
Long-term debt (4)	67,687	67,727	69,030	65,983	63,333	(40)	4,354
Total interest-bearing liabilities (4)	130,175	129,432	129,876	124,549	118,724	743	11,451
Noninterest-bearing deposit liabilities	75	70	66	66	67	5	8
Other liabilities (3)	4,856	5,661	5,933	8,351	12,664	(805)	(7,808)
Total liabilities	$135,106	$135,163	$135,875	$132,966	$131,455	$(57)	$3,651

Equity
Total equity	$14,986	$14,662	$14,323	$16,652	$19,041	$324	$(4,055)
Total liabilities and equity	$150,092	$149,825	$150,198	$149,618	$150,496	$267	$(404)

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,411 million and $1,631 million related to original issue discount at September 2014 and September 2013, respectively

3Q 2014 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Automotive Finance	$415	$461	$339	$207	$339	$(46)	$76
Insurance	60	(23)	74	65	83	83	(23)
Dealer Financial Services	475	438	413	272	422	37	53
Mortgage	(3)	27	17	(7)	(4)	(30)	1
Corporate and Other (ex. OID) (1)	(5)	(65)	(94)	(123)	(149)	60	144
Core pre-tax income (loss) (2)	$467	$400	$336	$142	$269	$67	$198
Core OID amortization expense (3)	47	53	44	67	64	(6)	(17)
Income tax expense (benefit)	127	64	94	(4)	28	63	99
Income (loss) from discontinued operations	130	40	29	25	(86)	90	216
Net income (loss)	$423	$323	$227	$104	$91	$100	$332

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) 2Q14 also includes $7 million in accelerated OID expense due to debt redemption

3Q 2014 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Net financing revenue
Consumer	$774	$763	$739	$762	$763	$11	$11
Commercial	246	262	264	266	246	(16)	-
Operating leases	899	884	870	855	832	15	67
Other interest income	3	2	3	4	5	1	(2)
Total financing revenue and other interest income	1,922	1,911	1,876	1,887	1,846	11	76
Interest expense	523	518	514	532	531	5	(8)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	654	677	651	629	610	(23)	44
Remarketing gains	(105)	(168)	(109)	(83)	(95)	63	(10)
Total depreciation expense on operating lease assets	549	509	542	546	515	40	34
Net financing revenue	850	884	820	809	800	(34)	50
Other revenue
Servicing fees	6	7	9	10	13	(1)	(7)
Gain on automotive loans, net	6	-	-	-	-	6	6
Other income	57	55	55	51	52	2	5
Total other revenue	69	62	64	61	65	7	4
Total net revenue	919	946	884	870	865	(27)	54
Provision for loan losses	109	99	159	144	150	10	(41)
Noninterest expense
Compensation and benefits	112	106	123	123	110	6	2
Other operating expenses	283	280	263	396	266	3	17
Total noninterest expense	395	386	386	519	376	9	19
Income before income tax expense	$415	$461	$339	$207	$339	$(46)	$76

Memo: Net lease revenue
Operating lease revenue	$899	$884	$870	$855	$832	$15	$67
Depreciation expense on operating lease assets (ex. remarketing)	654	677	651	629	610	(23)	44
Remarketing gains	(105)	(168)	(109)	(83)	(95)	63	(10)
Total depreciation expense on operating lease assets	549	509	542	546	515	40	34
Net lease revenue	$350	$375	$328	$309	$317	$(25)	$33

Balance Sheet (Period-End)
Cash, trading and investment securities	$34	$34	$35	$36	$10	$-	$24
Finance receivables and loans, net:
Consumer loans	58,659	58,084	56,763	56,416	56,447	575	2,212
Commercial loans (1)	31,510	33,070	33,013	33,888	28,525	(1,560)	2,985
Allowance for loan losses	(783)	(822)	(809)	(769)	(741)	39	(42)
Total finance receivables and loans, net	89,386	90,332	88,967	89,535	84,231	(946)	5,155
Investment in operating leases, net	19,341	18,814	18,187	17,680	17,254	527	2,087
Other assets	1,573	1,580	1,577	1,545	1,300	(7)	273
Assets of operations held-for-sale	603	574	541	516	5,814	29	(5,211)
Total assets	$110,937	$111,334	$109,307	$109,312	$108,609	$(397)	$2,328

(1) Includes intercompany

3Q 2014 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Market	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Light vehicle sales (SAAR - units in millions)	16.7	16.5	15.7	15.6	15.6	0.2	1.1
Light vehicle sales (quarterly - units in millions)	4.2	4.4	3.7	3.8	3.9	(0.2)	0.3
GM market share	17.7%	18.3%	17.4%	17.6%	17.7%
Chrysler market share	12.6%	12.4%	12.8%	11.7%	11.4%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.8	$0.9	$0.9	$0.8	$1.1	$0.9	$0.8
GM new retail standard	1.9	1.9	1.5	1.5	1.7	(0.0)	0.2
Chrysler new retail subvented	0.0	-	-	0.0	(0.0)	0.0	0.0
Chrysler new retail standard	1.0	1.0	0.7	0.7	0.8	(0.0)	0.2
Diversified new	0.9	0.8	0.6	0.5	0.6	0.1	0.3
Lease	3.0	3.2	2.7	2.3	2.8	(0.2)	0.2
Used	3.2	3.1	2.8	2.3	2.6	0.1	0.6
Total originations	$11.8	$10.9	$9.2	$8.2	$9.6	$0.9	$2.2

U.S. Consumer Penetration
GM	30.9%	28.5%	27.7%	26.5%	28.4%
Chrysler	11.3%	10.9%	8.3%	10.1%	9.8%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$27.3	$29.0	$29.1	$30.1	$24.8	$(1.7)	$2.5
Other dealer loans	4.2	4.0	3.8	3.7	3.6	0.2	0.5
Total Commercial outstandings	$31.5	$33.0	$33.0	$33.8	$28.5	$(1.5)	$3.0

U.S. Floorplan Penetration (2)
GM penetration	63.4%	64.7%	64.1%	64.9%	66.5%
Chrysler penetration	43.8%	44.8%	46.4%	46.8%	49.0%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	79,280	85,143	61,001	45,693	36,811	(5,863)	42,469
Average gain per vehicle	$1,327	$1,978	$1,791	$1,811	$2,571	$(651)	$(1,243)
Total gains ($ in millions)	$105	$168	$109	$83	$95	$(63)	$11

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter

3Q 2014 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Insurance premiums and other income
Insurance premiums and service revenue earned	$246	$249	$241	$244	$251	$(3)	$(5)
Investment income	53	54	43	37	55	(1)	(2)
Other income	4	3	3	3	3	1	1
Total insurance premiums and other income	303	306	287	284	309	(3)	(6)
Expense
Insurance losses and loss adjustment expenses	97	188	68	59	85	(91)	12
Acquisition and underwriting expenses
Compensation and benefit expense	15	15	16	16	15	-	-
Insurance commission expense	95	94	89	92	93	1	2
Other expense	36	32	40	52	33	4	3
Total acquisition and underwriting expense	146	141	145	160	141	5	5
Total expense	243	329	213	219	226	(86)	17
Income from cont. ops before income tax expense	$60	$(23)	$74	$65	$83	$83	$(23)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,296	$5,368	$5,314	$5,295	$5,433	$(72)	$(137)
Premiums receivable and other insurance assets	1,688	1,666	1,650	1,624	1,657	22	31
Other assets	194	198	220	205	233	(4)	(39)
Total assets	$7,178	$7,232	$7,184	$7,124	$7,323	$(54)	$(145)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$265	$267	$244	$225	$267	$(2)	$(2)
Corporate	0	0	-	0	0	0	(0)
Total written premiums and revenue (1)	$265	$267	$244	$225	$267	$(2)	$(2)

Loss ratio	39.3%	75.1%	27.9%	23.7%	33.7%
Underwriting expense ratio	59.1%	55.7%	60.0%	65.3%	55.9%
Combined ratio	98.4%	130.9%	87.9%	89.0%	89.6%

(1) Excludes Canadian Personal Lines business, which is in runoff

3Q 2014 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Net financing revenue
Total financing revenue and other interest income	$68	$73	$76	$80	$83	$(5)	$(15)
Interest expense	59	61	62	66	70	(2)	(11)
Net financing revenue	9	12	14	14	13	(3)	(4)
Servicing fees	-	-	-	2	-	-	-
Gain on mortgage loans, net	-	6	-	3	15	(6)	(15)
Other income, net of losses	-	3	4	1	4	(3)	(4)
Total other revenue	-	9	4	6	19	(9)	(19)
Total net revenue	9	21	18	20	32	(12)	(23)
Provision for loan losses	(7)	(25)	(23)	(1)	(12)	18	5
Noninterest expense
Compensation and benefits expense	3	2	4	4	7	1	(4)
Representation and warranty expense	-	-	1	1	22	-	(22)
Other operating expense	16	17	19	23	19	(1)	(3)
Total noninterest expense	19	19	24	28	48	-	(29)
Income (loss) from cont. ops before income tax expense	$(3)	$27	$17	$(7)	$(4)	$(30)	$1

Balance Sheet (Period-End)
Loans held-for-sale	$3	$3	$43	$16	$63	$-	$(60)
Finance receivables and loans, net:
Consumer loans	7,595	7,847	8,138	8,444	8,772	(252)	(1,177)
Allowance for loan losses	(283)	(302)	(333)	(389)	(407)	19	124
Total finance receivables and loans, net	7,312	7,545	7,805	8,055	8,365	(233)	(1,053)
Other assets (1)	87	92	89	97	134	(5)	(47)
Total assets	$7,402	$7,640	$7,937	$8,168	$8,562	$(238)	$(1,160)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

3Q 2014 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Net financing revenue
Total financing revenue and other interest income	$89	$90	$94	$95	$79	$(1)	$10
Interest expense
Core original issue discount amortization (1)	47	46	44	67	64	1	(17)
Other interest expense	28	90	78	91	107	(62)	(79)
Total interest expense	75	136	122	158	171	(61)	(96)
Net financing revenue	14	(46)	(28)	(63)	(92)	60	106
Other revenue
Loss on extinguishment of debt	-	(7)	(39)	(17)	(42)	7	42
Other gain on investments, net	6	2	14	-	-	4	6
Other income, net of losses (2)	13	9	6	5	36	4	(23)
Total other (loss) revenue	19	4	(19)	(12)	(6)	15	25
Total net revenue	33	(42)	(47)	(75)	(98)	75	131
Provision for loan losses	-	(11)	1	(3)	3	11	(3)
Noninterest expense
Compensation and benefits expense	111	92	111	94	113	19	(2)
Other operating expense (3)	(26)	(5)	(21)	24	(1)	(21)	(25)
Total noninterest expense	85	87	90	118	112	(2)	(27)
Loss from cont. ops before income tax expense	$(52)	$(118)	$(138)	$(190)	$(213)	$66	$161

Balance Sheet (Period-End)
Cash, trading and investment securities	$17,083	$17,123	$16,871	$17,283	$19,073	$(40)	$(1,990)
Loans held-for-sale	-	-	-	19	19	-	(19)
Finance receivables and loans, net
Consumer loans	16	30	12	1	3	(14)	13
Commercial loans (4)	1,738	1,747	1,698	1,579	1,534	(9)	204
Allowance for loan losses	(47)	(47)	(50)	(50)	(50)	-	3
Total finance receivables and loans, net	1,707	1,730	1,660	1,530	1,487	(23)	220
Other assets	4,888	4,878	5,493	7,731	5,384	10	(496)
Assets of operations held-for-sale	-	-	-	-	99	-	(99)
Total assets	$23,678	$23,731	$24,024	$26,563	$26,062	$(53)	$(2,384)

OID Amortization Schedule (5)	2014	2015	2016 and After
Remaining Core OID Amortization (as of 9/30/2014)	$36	$45	Avg = $52/yr

(1) Does not include $7 million of accelerated OID expense in 2Q14, which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $172 million in 3Q14, $161 million for 2Q14, $185 million for 1Q14, $187 million for 4Q13, and $181 million for 3Q13. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

3Q 2014 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Ending loan balance	$99,517	$100,777	$99,623	$100,327	$95,281	$(1,260)	$4,236
30+ Accruing DPD	$1,452	$1,245	$956	$1,408	$1,265	$208	$188
30+ Accruing DPD %	1.5%	1.2%	1.0%	1.4%	1.3%
Non-performing loans (NPLs)	$621	$611	$710	$725	$783	$10	$(162)
Net charge-offs (NCOs)	$149	$85	$133	$129	$126	$64	$23
Net charge-off rate (2)	0.6%	0.3%	0.5%	0.5%	0.5%

Provision for loan losses	$102	$63	$137	$140	$141	$39	$(39)
Allowance for loan losses (ALLL)	$1,113	$1,171	$1,192	$1,208	$1,198	$(58)	$(85)

ALLL as % of Loans (3)	1.1%	1.2%	1.2%	1.2%	1.3%
ALLL as % of NPLs (3)	179.2%	191.8%	167.9%	166.6%	153.0%
ALLL as % of NCOs (3)	186.8%	344.2%	223.8%	233.6%	237.8%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,338	$1,174	$904	$1,325	$1,188	$164	$150
% of retail contract $ outstanding	2.28%	2.02%	1.59%	2.35%	2.10%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$137	$83	$121	$114	$115	$54	$22
% of avg. HFI assets	0.93%	0.58%	0.85%	0.80%	0.82%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$0	$1	$0	$2	$0	$(1)	$(0)
% of avg. HFI assets	0.00%	0.01%	0.00%	0.03%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

3Q 2014 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)(2)	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Allowance for loan losses	$693	$729	$715	$673	$651	$(36)	$42
Total consumer loans (3)	$58,675	$58,114	$56,775	$56,417	$56,450	$561	$2,225
Coverage ratio	1.2%	1.3%	1.3%	1.2%	1.2%

Commercial
Allowance for loan losses	$90	$93	$94	$96	$90	$(3)	$(0)
Total commercial loans	$31,492	$33,041	$32,984	$33,803	$28,452	$(1,549)	$3,040
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$283	$302	$333	$389	$407	$(19)	$(124)
Total consumer loans	$7,594	$7,846	$8,137	$8,443	$8,772	$(252)	$(1,178)
Coverage ratio	3.7%	3.9%	4.1%	4.6%	4.6%

Corporate and Other (1)(4)
Allowance for loan losses	$47	$47	$50	$50	$50	$0	$(3)
Total commercial loans	$1,756	$1,776	$1,727	$1,664	$1,607	$(20)	$149
Coverage ratio	2.7%	2.6%	2.9%	3.0%	3.1%

 (1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes $16 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 3Q14, $30 million in 2Q14, $12 million in 1Q14, $1 million in 4Q13 and $3 million in 3Q13.

(4) Includes Insurance

3Q 2014 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Cost of Funds	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Ally Financial's cost of borrowing (incl. OID)	2.0%	2.3%	2.2%	2.5%	2.6%
Ally Financial's cost of borrowing (excl. OID)	1.9%	2.1%	2.1%	2.2%	2.4%

Capital
Risk-weighted assets	$128.2	$129.2	$127.7	$128.6	$127.3	$(1.0)	$0.9

Tier 1 capital ratio	12.7%	12.3%	12.1%	11.8%	15.4%
Tier 1 common capital ratio	9.7%	9.4%	9.1%	8.8%	7.9%
Total risk-based capital ratio	13.5%	13.2%	13.0%	12.8%	16.4%

Tangible common equity / Tangible assets	9.3%	9.1%	8.9%	8.6%	7.9%
Tangible common equity / Risk-weighted assets	10.8%	10.5%	10.3%	10.1%	9.4%

Shareholders’ equity	$15.2	$14.9	$14.5	$14.2	$19.1	$0.3	$(3.9)
less: Goodwill and certain other intangibles	-	-	-	-	(0.2)	-	0.2
Disallowed DTA	(1.4)	(1.3)	(1.5)	(1.6)	(1.9)	(0.1)	0.5
Certain AOCI items and other adjustments	(0.1)	(0.2)	-	0.1	0.1	0.1	(0.2)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$16.2	$15.9	$15.5	$15.2	$19.6	$0.3	$(3.4)

Tier 1 capital	$16.2	$15.9	$15.5	$15.2	$19.6	$0.3	$(3.4)
less: Preferred equity	(1.3)	(1.3)	(1.3)	(1.3)	(6.9)	-	5.6
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$12.4	$12.1	$11.7	$11.4	$10.1	$0.3	$2.3

Tier 1 capital	$16.2	$15.9	$15.5	$15.2	$19.6	$0.3	$(3.4)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.3	0.3	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	0.8	0.9	0.9	1.0	1.1	(0.1)	(0.3)
Total risk-based capital	$17.3	$17.1	$16.6	$16.4	$20.9	$0.2	$(3.6)

Total shareholders' equity	$15.2	$14.9	$14.5	$14.2	$19.1	$0.3	$(3.9)
less: Preferred equity	(1.3)	(1.3)	(1.3)	(1.3)	(6.9)	-	5.6
Goodwill and intangible assets	-	-	-	-	(0.2)	-	0.2
Tangible common equity (2)	$13.9	$13.6	$13.2	$12.9	$11.9	$0.3	$2.0

Total assets	$149.2	$149.9	$148.5	$151.2	$150.6	$(0.7)	$(1.4)
less: Goodwill and intangible assets	-	-	-	-	(0.2)	-	0.2
Tangible assets	$149.2	$149.9	$148.4	$151.1	$150.4	$(0.7)	$(1.2)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

3Q 2014 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	9/30/2014		6/30/2014		9/30/2013
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.9	$2.2	$2.9	$2.2	$3.7	$2.7
Highly liquid securities (3)	2.7	6.1	2.5	6.6	3.2	6.8
Current committed unused capacity	4.5	0.5	3.6	1.0	13.4	1.8
Subtotal	$10.1	$8.8	$9.0	$9.8	$20.3	$11.3
Ally Bank intercompany loan (4)	1.3	(1.3)	1.7	(1.7)	0.9	(0.9)
Total Current Available Liquidity	$11.4	$7.5	$10.7	$8.1	$21.2	$10.4
Forward commited unused capacity (5)	-	-	-	-	0.8	-
Total Available Liquidity	$11.4	$7.5	$10.7	$8.1	$22.0	$10.4

Unsecured Long-Term Debt Maturity Profile	2014	2015	2016	2017	2018	2019 and After
Consolidated remaining maturities	$1.7	$4.9	$1.9	$4.4	$1.3	$10.8

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) To optimize use of cash between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Represents capacity from certain forward purchase commitments and committed secured facilities that were generally reliant upon the origination of future automotive receivables in 2013. As of December 31, 2013, these funding facilities have matured

3Q 2014 Preliminary Results	17

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Key Statistics	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Average retail CD maturity (months)	31.3	31.1	31.2	31.0	30.8	0.1	0.5
Average retail deposit rate	1.16%	1.17%	1.19%	1.21%	1.22%

Ally Financial Deposits Levels
Ally Bank retail	$46,718	$45,934	$45,193	$43,172	$41,691	$783	$5,027
Ally Bank brokered	9,692	9,684	9,683	9,678	9,724	8	(32)
Other	441	473	491	500	616	(31)	(175)
Total deposits	$56,851	$56,091	$55,367	$53,350	$52,031	$760	$4,820

Ally Bank Deposit Mix
Retail CD	41.4%	42.5%	43.1%	44.7%	44.8%
MMA/OSA/Checking	41.5%	40.1%	39.2%	37.1%	36.2%
Brokered	17.2%	17.4%	17.7%	18.2%	18.9%

3Q 2014 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
Loan Value	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13
Gross carry value	$7.6	$7.8	$8.1	$8.4	$8.7
Net carry value	$7.3	$7.5	$7.8	$8.0	$8.3

Estimated Pool Characteristics
Ongoing (originated post 1/1/2009)	38.7%	38.7%	39.1%	39.3%	39.6%
Legacy (originated pre 1/1/2009)	61.3%	61.3%	60.9%	60.7%	60.4%
% Second lien	10.8%	11.0%	11.1%	11.1%	11.2%
% Interest only	13.4%	13.5%	13.5%	13.8%	14.9%
% 30+ Day delinquent (1)	3.8%	2.7%	2.5%	2.8%	2.7%
% Low/No documentation	14.3%	14.2%	14.1%	14.1%	14.0%
% Non-primary residence	3.8%	3.8%	3.7%	3.7%	3.7%
Refreshed FICO	726	726	727	728	729
Wtd. Avg. LTV/CLTV (2)	73.1%	76.6%	77.8%	79.1%	84.0%
Higher risk geographies (3)	40.5%	40.4%	40.5%	40.5%	40.5%

(1) 3Q14 delinquency rates temporarily impacted by sub-servicing transfer

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

3Q 2014 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
Impact of Discontinued Operations (1)	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Auto Finance	$29	$22	$28	$(149)	$60	$7	$(31)
Insurance	6	1	(0)	0	5	5	1
Corporate and Other (2)	16	25	(1)	80	(161)	(9)	177
Consolidated pretax income	$51	$48	$27	$(69)	$(96)	$3	$147
Tax expense (benefit) (3)	(78)	7	(1)	(93)	(10)	(86)	(68)
Consolidated net income	$130	$40	$29	$25	$(86)	$90	$216

Assets of discontinued operations held-for-sale	$603	$574	$541	$516	$5,913	$29	$(5,310)

Businesses classified as discontinued operations above
Automotive Finance
France and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1) Included are operations that have been wound down or sold in addition to those held-for-sale

(2) Includes FHFA and FDIC settlement charge in 3Q13

(3) Includes one-time tax true-up in 3Q14 in connection with completed sales in discontinued operations

3Q 2014 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Net income (loss)	$423	$323	$227	$104	$91	$100	$332
less: Preferred stock dividends	67	65	68	448	200	2	(133)
Net income (loss) available to common shareholders	$356	$258	$159	$(344)	$(110)	$98	$466

Weighted-average shares outstanding - basic (1)	481,611	481,350	479,768	442,863	412,601	261	69,010

Weighted-average shares outstanding - diluted (1)(2)	482,506	482,343	479,768	442,863	412,601	163	69,905

Net income (loss) per share - basic (1)	$0.74	$0.54	$0.33	$(0.78)	$(0.27)	$0.20	$1.01

Net income (loss) per share - diluted (1)(2)	$0.74	$0.54	$0.33	$(0.78)	$(0.27)	$0.20	$1.01

(1) Includes shares related to share-based compensation that have vested but not yet been issued as of September 30 and June 30, 2014

(2) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended September 30, and December 31 2013, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the three months ended September 30, and December 31 2013, respectively

3Q 2014 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Core ROTCE Calculation	3Q 14	2Q 14	1Q 14	4Q 13	3Q 13	2Q 14	3Q 13
Pre-tax income (loss) from continuing operations	$420	$347	$292	$75	$205	$73	$215
add: Core original issue discount expense	47	53	44	67	64	(7)	(17)
Repositioning items	-	16	3	18	2	(16)	(2)
Core pre-tax income	$467	$417	$339	$161	$271	$49	$196
Normalized income tax expense at 34%	159	142	115	55	92	17	67
Core net income	308	275	224	106	179	33	129
Preferred dividends (Series A & G)	67	65	68	67	67	2	0
Operating net income available to common shareholders (1)	$241	$210	$155	$39	$112	$31	$129

Tangible common equity (2)	$13,752	$13,386	$13,060	$12,438	$11,985	$366	$1,767
less: Unamortized core original issue discount	1,411	1,461	1,510	1,565	1,631	(50)	(220)
Net deferred tax asset	1,806	1,872	1,979	2,018	1,987	(65)	(180)
Normalized common equity (1)(3)	$10,534	$10,053	$9,571	$8,855	$8,367	$481	$2,167

Core ROTCE (1)	9.1%	8.4%	6.5%	1.8%	5.4%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$742	$821	$713	$884	$762	$(79)	$(20)
less: Rep and warrant expense	-	0	1	1	22	(0)	(22)
Insurance expense	243	329	213	219	226	(86)	17
Repositioning items	-	16	3	19	7	(16)	(7)
Numerator	$499	$475	$496	$645	$507	$24	$(8)

Total net revenue	$1,264	$1,231	$1,142	$1,099	$1,108	$33	$156
add: Original issue discount	47	53	44	67	64	(6)	(17)
Repositioning	-	-	-	(1)	(4)	-	4
less: Insurance revenue	303	306	287	284	309	(3)	(6)
Denominator	$1,008	$978	$899	$881	$858	$30	$149

Adjusted Efficiency Ratio (1)	49%	49%	55%	73%	59%

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

3Q 2014 Preliminary Results	22